Exhibit 99.2

Creatd A creator - first technology company © 2020 Creatd, Inc. Proprietary Information. All rights reserved. Vocal Ventures Company Overview Q4 2020 Nasdaq: CRTD

Statements in this presentation concerning the future expectations and plans of Creatd, Inc. (the “Company”), including, without limitation, the Company’s future earnings, partnerships and technology solutions, may constitute forward - looking statements for the purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995 and other federal securities laws and are subject to substantial risks, uncertainties and assumptions. You should not place reliance on these forward - looking statements, which include words such as "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project" or similar terms, variations of such terms or the negative of those terms. Although the Company believes that the expectations reflected in the forward - looking statements are reasonable, the Company cannot guarantee such outcomes. The Company may not realize its expectations, and its beliefs may not prove correct. Actual results may differ materially from those indicated by these forward - looking statements as a result of various important factors, including, without limitation, market conditions and the factors described in the section entitled "Risk Factors" in the Company’s most recent Annual Report on Form 10 - K and the Company’s other filings made with the U. S. Securities and Exchange Commission. All such statements speak only as of the date made. Consequently, forward - looking statements should be regarded solely as the Company’s current plans, estimates, and beliefs. Investors should not place undue reliance on forward - looking statements. The Company cannot guarantee future results, events, levels of activity, performance or achievements. The Company does not undertake and specifically declines any obligation to update, republish, or revise any forward - looking statements to reflect new information, future events or circumstances or to reflect the occurrences of unanticipated events, except as may be required by applicable law. Safe Harbor

2016 Jerrick, Creatd’s predecessor company, is listed on the OTCQB as JMDA 2020 Creatd begins trading on Nasdaq as CRTD 30 Employees as of October 1, 2020 1 Digital ecosystem for creators, audiences, and brands Our mission is to empower and support creators, brands, and entrepreneurs through our technology and the spirit of partnership. Creatd at a glance

With Vocal's 34 genre - specific owned and operated communities, monetization opportunities, and best - in - class tools, creators of all shapes and sizes — from bloggers to podcasters, and more — can find a receptive audience and get rewarded. 810K Freemium Vocal Creators 7,500 Paying Vocal+ Subscribers 1 34 Owned & operated communities The Vocal Platform 1 Numbers are as of 11/16/2020.

Click to watch the Vocal product video

A udien c e s B r ands C r e a to r s Creatd's flagship technology platform, Vocal , is powered by three key stakeholders. Content creators can get discovered and monetize their content by connecting to their ideal audiences , and partnering with the brands that want to reach those audiences. Creatd’s ecosystem

Total addressable market: all creators


Vocal
~130M
Videographers
facebook
YouTube
vimeo
~31M
Bloggers
Blogger
Medium
WordPress
~27M
Musicians
SOUNDCLOUD
Spotify
MIXCLOUD
~100M
Photographers
VSCO
Unsplash
500px
~3M
Influencers
Instagram
TikTok
~500k
Podcasters
Apple Podcasts
Anchor
Google Podcasts

Sources: Fast Company, Social Book, Flickr, Statista

How Creatd generates revenue Acquisition Strategy Creatd will continue to make strategic acquisitions such as Seller’s Choice . Primary targets are businesses that are accretive and seamlessly integrate into Creatd’s existing revenue lines . Visit Creatd Platform Subscriptions Vocal+ is a subscription offering that provides creators with access to premium features, increased monetization, and exclusive offers. Visit Vocal Managed Services Our in - house e - commerce agency, Seller’s Choice, provides direct - to - consumer brands with design, development, strategy, and sales optimization services. Visit Seller's Choice Marketing Partnerships Creatd’s content studio, Vocal for Brands, partners brands and creators to produce marketing campaigns that leverage the power of the Vocal platform. Visit Vocal for Brands

Platform Subscriptions Vocal+ offers a strong value proposition for new creators, as well as the 810,000 Vocal Freemium users currently on the platform, to upgrade and access premium features regularly introduced to the Vocal platform. 7,500 Paying Vocal+ Subscribers 1 $180 SAC (Subscriber Acquisition Cost) $300 Estimated 2 year LTV (Lifetime Value) Since launching Vocal+ in Q3 2019: 1 Numbers are as of 11/16/2020.

2,000 4,000 6,000 8,000 $250 $500 $750 $1,000 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 to date $170 $180 $350 $500 $800 $1,000 600 Subscribers 250 Subscribers 1,100 Subscribers 2,300 Subscribers 4,600 Subscribers Vocal+ Premium Growth Vocal+ Subscription Growth + SAC (Subscriber Acquisition Cost) 7,500 Subscribers

Marketing Partnerships Creatd’s internal content studio, Vocal for Brands, pairs leading brands with authentic Vocal creators to produce marketing campaigns that are non - interruptive, engaging, and direct - response driven. Value per campaign ranges from $50K - $150K, depending on duration and client objectives. Vocal for Brands partners with brands such as:

$45,000 $90,000 $135,000 $180,000 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 $50,964 $49,450 $56,000 $93,728 $165,500 Branded Content Growth Vocal for Brands Revenue Growth 76% inc r ea s e QOQ

13 Managed Services Seller’s Choice, a recent acquisition, is Creatd’s in - house marketing agency for DTC (direct - to - consumer) and e - commerce clients. Its status as an Amazon Solution Provider, and suite of offerings complementary to ours, made it an ideal acquisition candidate. Creatd’s business model is built to absorb distressed operations; we integrate only the few best components, and shed any non - essential costs. After optimizing what was a costly and bloated operational structure, Seller’s Choice now represents a strong driver of growth for Creatd’s revenue model.

Managed Services Growth Seller’s Choice Revenues + Revenue Per Employee $60,000 $120,000 $180,000 $240,000 $17,500 $35,000 $52,500 $70,000 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 $61,216 $63,369 $38,450 $27,799 $6,620 $79,439 $222,395 $192,251 $190,106 $183,648

Acquisition Strategy

Creatd's hybrid finance and design culture is key to its acquisition strategy. Targeted companies must either opportunistically or financially meet a set of high standards and be part of specific digital environments.

Standards:

- Accretive revenues within 18 months
- Flexible cap structure
- Creatd (Nasdaq: CRTD) equity as currency
- Integratable and malleable technology
- Transparent and light operational expenses



Distressed media publications
(Legacy & online)
Undervalued DTC assets
(Brands & agencies)
Online marketplaces
(Influencer & services)
Creator platforms
(Podcast & blogging)
Creatd

The Creatd Cycle

The Creatd Cycle generates multiple flywheel effects and, as such, is a self-propelling business framework. It creates momentum that fuels growth without a corresponding increase in operational expenses.



Creators
Vocal provides best-in-class tools, moderated communities, and monetization opportunities
Creators of all shapes and sizes provide engaging content for audiences
Creators pay for Vocal+ subscriptions / platform fees
Audiences give creators feedback & support via tips / pledges
Vocal
Audiences
Vocal provides brands with security, insightful data, and conversions
Brands provide creator produced, non-interruptive brand content
Brands pay for marketing campaigns that are produced by Vocal creators
Audiences provide brands with engagements and conversions
Brands
Creator Revenue
Audience Revenue
Brand Revenue

Key Growth Drivers Unique product offering with significant benefits throughout the creative ecosystem: creators, audiences, and brands. 1 Advanced platform that is simple to use, and accommodates all types of rich - media content, without the associated burden of hosting costs. 2 Powerful multi - prong business model built to scale rapidly; highly profitable with high barriers to entry. 3 Vast total addressable market: Infiniti Research Limited forecasts digital content market will grow by over $500 billion between 2020 - 2024 (at a 15% CAGR). 4 Newly recapitalized, renamed and Nasdaq - listed status supports Creatd’s significant planned expansion. 5

Management Team	Title	Bio
Jeremy Frommer	Founder and CEO	20+ year Wall Street veteran; portfolio manager and leadership at institutions including Kidder Peabody, Bankers Trust, and RBC. Founded fintech company NextGen Trading, acquired by Carlin.
Justin Maury	Founder and President	10+ years experience as a full stack designer and product developer; led the vision, design and architecture for Vocal and manages its development and scale.
Laurie Weisberg	COO	C-Suite technology, sales, and marketing leader, formerly Chief Sales Officer of Intent, CRO of Thrive Global and executive at Datalogix through $1.2 billion acquisition by Oracle (33x return to investors).
Chelsea Pullano	CFO	Senior member of Creatd's Management Committee since 2016 and prior Head of Company's Corporate Finance with responsibilities including financial reporting, yearly audits, regulatory filings.

Board of Directors	Title	Bio
Jeremy Frommer	Founder, CEO & Director	20+ year Wall Street veteran; portfolio manager and leadership at institutions including Kidder Peabody, Bankers Trust, and RBC. Founded fintech company NextGen Trading, acquired by Carlin.
Mark Standish	Chairman of the Board	Decades of leadership experience in the financial sector; former Co-CEO of RBC Capital Markets, Managing Partner and CIO for Deimos Asset Management; currently Senior Partner for HHM Capital.
Mark Patterson	Director	Co-founder of multi- billion dollar private equity firm MatlinPatterson Global Advisors; race car driver in the Le Mans Series.
Laurie Weisberg	Director	C-Suite technology, sales, and marketing leader, formerly Chief Sales Officer of Intent, CRO of Thrive Global and executive at Datalogix through $1.2 billion acquisition by Oracle (33x return to investors).
LaBrena Martin	Director	35+ year senior management-level legal career at SEC's Enforcement Division, Lehman Brothers, among others; General Counsel of RBC's US Broker Dealer and Senior VP of RBC.
Leonard Schiller	Director	President and Managing Partner of Schiller, Strauss and Lavin PC; previous roles at numerous residential and commercial real estate development firms.

Creatd Resource Links Creatd Creatd Website Creatd Stock Quote Creatd SEC Filings Creatd Press Releases Creatd Email Alerts Contact Us Vocal Vocal Website Vocal Product Demo Video CEO's Vocal Articles President’s Vocal Articles COO’s Vocal Articles Vocal Product Updates How Creators Earn on Vocal Vocal Creator Spotlights Vocal for Brands Vocal for Brands Website Vocal for Brands Video Vocal for Brands Media Kit Example Vocal for Brands Story Example Vocal for Brands Challenge Seller’s Choice Seller's Choice Website Seller's Choice Media Kit Seller’s Choice Acquisition Seller’s Choice Blog

Creatd A creator - first technology company © 2020 Creatd, Inc. Proprietary Information. All rights reserved. Vocal Ventures Company Overview Q4 2020 Nasdaq: CRTD